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                                                                    EXHIBIT 10.9

                       NINTH AMENDMENT TO CREDIT AGREEMENT


                          PERTAINING TO CREDIT FACILITY

                                   ESTABLISHED

                                  IN FAVOUR OF

                        KINGSWAY FINANCIAL SERVICES INC.

                      AND KINGSWAY U.S. FINANCE PARTNERSHIP

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                                                                    Exhibit 10.9

        THIS NINTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 27, 2003, is among:

                        KINGSWAY FINANCIAL SERVICES INC.
                      AND KINGSWAY U.S. FINANCE PARTNERSHIP

                                  As Borrowers

                                       AND

                       The Lenders named herein as Lenders

                                       AND

                       LASALLE BANK NATIONAL ASSOCIATION,
                As Administrative Agent and Co-Syndications Agent

                                       AND

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                As Co-Syndications Agent and Documentation Agent

        WHEREAS:

     1. Pursuant to a Credit Agreement made as of the 23rd day of February, 1999 among the parties hereto, as subsequently amended (the "Credit Agreement"), the Lenders and the Agents established certain credit facilities in favour of the Borrowers;

     2. The Agents, the Lenders and the Borrowers have agreed to amend certain terms and conditions of the Credit Agreement, in the manner hereinafter set forth;

        FOR VALUABLE CONSIDERATION, the parties agree as follows:

                                   ARTICLE I

                           AMENDMENT TO INTERPRETATION

Additional Permitted Indebtedness. Section 1.01(84) of the Credit Agreement is hereby amended by deleting the period found at the end of sub-section 1.01(84)(xvi) and replacing such period with a semi-colon, by adding the word "and" immediately following the semi-colon and by adding the following as sub-section 1.01(84)(xvii):

     "(xvii) Indebtedness in connection with the Cdn $66,500,000 Amended Credit Agreement dated as of May 27, 2003 (the "Amended Credit Agreement"), among the Borrowers, HSBC Bank Canada, as lender, Canadian Imperial Bank of Commerce, as lender and as Administrative Agent, LaSalle Bank National Association, as lender and as Syndication Agent, Canadian

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     Imperial Bank of Commerce, New York Agency, and CIBC World Markets, as Sole
     Lead Arranger and Bookrunner."

                             AMENDMENT TO COVENANTS

Amendment to No Guarantees Covenant. Sub-section 8.03(5) of the Credit Agreement is hereby amended by: (A) deleting the word "and" at the end of sub-section 8.03(5)(viii), and all of sub-section (ix); and (B) inserting the following immediately after sub-section 8.03(5)(viii):

     "(ix) the Guarantee issued by Guarantor in connection with the Amended Credit Agreement; and
     (x) as otherwise permitted hereunder."

                     CONDITIONS PRECEDENT TO THIS AGREEMENT

Conditions Precedent. The amendments set forth in this Ninth Amendment to Credit Agreement shall not become effective until (a) the execution and delivery of this Ninth Amendment to Credit Agreement by the Borrowers and the Majority of the Lenders and (b) the receipt by the Agent of the executed copy of the Amended Credit Agreement, together with all schedules and exhibits, and all ancillary documents contemplated by the Amended Credit Agreement.

                                  MISCELLANEOUS

Nature of Amendments and Defined Terms. It is acknowledged and agreed that the terms of this Ninth Amendment to Credit Agreement are in addition to and, unless specifically provided for, shall not limit, restrict, modify, amend or release any of the understandings, agreements or covenants as set out in the Credit Agreement. The Credit Agreement shall henceforth be read and construed in conjunction with this Ninth Amendment to Credit Agreement and the Credit Agreement together with all of the powers, provisions, conditions, covenants and agreements contained or implied in the Credit Agreement shall be and shall continue to be in full force and effect. References to the "Credit Agreement" or the "Agreement" in the Credit Agreement or in any other document delivered in connection with, or pursuant to, the Credit Agreement, shall mean the Credit Agreement, as amended hereby. Capitalized terms utilized in this agreement but not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

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Assignment. This Ninth Amendment to Credit Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns but shall not be assignable by the Borrowers or either of them without the prior written consent of the Agents and Lenders.

Severability. Any provision of this Ninth Amendment to Credit Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Governing Law. This Ninth Amendment to Credit Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract and the parties hereby submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

Further Assurances. The Borrowers shall from time to time and at all times hereafter, upon every reasonable request from the Agents or the Lenders, make, do, execute and deliver or cause to be made, done, executed and delivered, all such further acts, deeds and assurances and things as may be necessary in the opinion of the Agents for more effectually implementing and carrying out the true intent and meaning of this Ninth Credit Amending Agreement.

Counterparts. This Ninth Amendment to Credit Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

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         IN WITNESS WHEREOF the parties hereto have executed this Ninth
Amendment to Credit Agreement.

                        KINGSWAY FINANCIAL SERVICES INC.

                        By: /s/ William G. Star
                            ----------------------------------------------------
                            William G. Star
                            President & Chief Executive Officer

                        By: /s/ W. Shaun Jackson
                            ----------------------------------------------------
                            W. Shaun Jackson
                            Executive Vice President & Chief Financial Officer

                        KINGSWAY U.S. FINANCE PARTNERSHIP
                        by its Partners

                            KINGSWAY FINANCIAL SERVICES INC.

                        By: /s/ W. Shaun Jackson
                            ----------------------------------------------------
                            W. Shaun Jackson
                            Executive Vice President & Chief Financial Officer

                            METRO CLAIM SERVICES INC.

                        By: /s/ W. Shaun Jackson
                            ----------------------------------------------------
                            W. Shaun Jackson
                            Executive Vice President & Chief Financial Officer

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                        CANADIAN IMPERIAL BANK OF COMMERCE

                        By: /s/ Ralph Sehgal
                            ----------------------------------------------------
                            Ralph Sehgal
                            Executive Director

                        By: /s/ Warren Lobo
                            ----------------------------------------------------
                            Warren Lobo
                            Director

                        LASALLE BANK NATIONAL ASSOCIATION

                        By: /s/ Brad Kronland
                            ----------------------------------------------------
                            Brad Kronland
                            Assistant Vice President

                        LASALLE BANK NATIONAL ASSOCIATION,
                        AS ADMINISTRATIVE AGENT

                        By: /s/ Brad Kronland
                            ----------------------------------------------------
                            Brad Kronland
                            Assistant Vice President

                        CANADIAN IMPERIAL BANK OF COMMERCE,
                        AS DOCUMENTATION AGENT

                        By: /s/ Ralph Sehgal
                            ----------------------------------------------------
                            Ralph Sehgal
                            Executive Director

                        By: /s/ Warren Lobo
                            ----------------------------------------------------
                            Warren Lobo
                            Director

                        CANADIAN IMPERIAL BANK OF COMMERCE
                        NEW YORK AGENCY

                        By: /s/ Geraldine Kerr
                            ----------------------------------------------------
                            Geraldine Kerr
                            Executive Director

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                        THE BANK OF NOVA SCOTIA

                        By: /s/ William E. Zarrett
                            ----------------------------------------------------
                            William E. Zarrett
                            Managing Director

                        WACHOVIA BANK, NATIONAL ASSOCIATION

                        By: ____________________________________________________
                            Name:
                            Title: